Exhibit 10.2

[MoneyGram Letterhead]
March 17, 2008
THL Managers VI, LLC
c/o Thomas H. Lee Partners, L.P.
100 Federal Street
Boston, MA 02110
Ladies and Gentlemen:
          Reference is hereby made to that certain Equity Fee Arrangement Letter (the “Prior Fee Letter”), by and between THL Managers VI, LLC (“THL Managers”) and MoneyGram International, Inc., a Delaware corporation (the “Company”), dated as of February 11, 2008, which the parties hereby amend and restate in full, as more fully set forth below:
          Reference is hereby made to that certain Amended and Restated Purchase Agreement, dated as of March 17, 2008, as may be amended, by and among, the Company and the Investors party thereto (the “Purchase Agreement”), which amended and restated the purchase agreement dated as of February 11, 2008 (the “Original Purchase Agreement”). All terms not defined herein shall have the meaning ascribed to them in the Purchase Agreement.
          In connection with the THL Investors entering into the Original Purchase Agreement, and undertaking the obligations therein, and in consideration of the services provided by THL Managers, an affiliate of the THL Investors, with respect thereto, the Company paid to THL Managers on February 11, 2008 $15,000,000 (the “Arrangement Fee”).
          In consideration of the THL Investors entering into the Purchase Agreement, the parties hereby agree that, notwithstanding anything the contrary in the Prior Fee Letter or the Original Purchase Agreement, in no event shall any of the Arrangement Fee be refunded to the Company.
          This letter agreement shall be deemed to be made in, and in all respects shall be interpreted, construed and governed by and in accordance with the internal laws of, the State of Delaware. This letter agreement may be executed in one or more counterparts, each of which together be deemed an original, but all of which together shall constitute one and the same instrument.
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MONEYGRAM INTERNATIONAL, INC.
By:	/s/ Philip W. Milne
Name:	Philip W. Milne
Title:	Chairman, President & Chief Executive Officer

Accepted and agreed as of
the date first written above:

THL MANAGERS VI, LLC By: Thomas H. Lee Partners, L.P., its managing member

By: Thomas H. Lee Advisors, LLC, its general partner

By:	/s/ Scott Jaeckel

Name:	Scott Jaeckel
Title:	Managing Director
[Signature Page to Amended and Restated THL Arrangement Fee Letter]